UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported by ITC Holdings Corp. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2006 (the “Initial Form 8-K”), on October 10, 2006 the Company completed the acquisition of all the partnership interests in Michigan Transco Holdings, Limited Partnership, the sole member of Michigan Electric Transmission Company, LLC, pursuant to the purchase agreement among the Company, TE Power Opportunities, L.P., Mich 1400 LLC, MEAP US Holdings Ltd., Macquarie Essential Assets Partnership, Evercore Co-Investment Partnership II L.P., Evercore METC Capital Partners II L.P. and the other parties thereto filed as an exhibit to the Company’s current report on Form 8-K filed with the SEC on May 17, 2006.
This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.
Item 9.01
     (a) Financial Statements of Businesses Acquired
(i)	Audited consolidated financial statements of Michigan Transco Holdings, Limited Partnership as of December 31, 2005 and 2004 and for the Years Ended December 31, 2005 and 2004 and the Periods December 10, 2003 (Date of New Partnership) to December 31, 2003 and January 1, 2003 to December 9, 2003 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(ii)	Condensed consolidated financial statements of Michigan Transco Holdings, Limited Partnership as of September 30, 2006 (unaudited) and for the nine months ended September 30, 2006 and 2005 (unaudited) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
     (b) Pro Forma Financial Information
(i)	The unaudited pro forma condensed consolidated statement of financial position as of September 30, 2006 of ITC Holdings Corp. and the unaudited pro forma condensed consolidated statements of operations of ITC Holdings Corp. for the nine months ended September 30, 2006 and for the year ended December 31, 2005 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.
     (c) Exhibits

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Report of Independent Auditors, Consolidated Balance Sheets of Michigan Transco Holdings, Limited Partnership as of December 31, 2005 and 2004 and the related Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Partners’ Capital and Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004 and the Periods December 10, 2003 (Date of New Partnership) to December 31, 2003 and January 1, 2003 to December 9, 2003, and Notes to Consolidated Financial Statements.

99.2
Consolidated Balance Sheet of Michigan Transco Holdings, Limited Partnership as of September 30, 2006 (unaudited) and the related Consolidated Statements of Income and Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 (unaudited).

99.3
Unaudited pro forma condensed consolidated statement of financial position as of September 30, 2006 of ITC Holdings Corp. and the unaudited pro forma condensed consolidated statements of operations of ITC Holdings Corp. for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.
December 22, 2006

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Report of Independent Auditors, Consolidated Balance Sheets of Michigan Transco Holdings, Limited Partnership as of December 31, 2005 and 2004 and the related Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Partners’ Capital and Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004 and the Periods December 10, 2003 (Date of New Partnership) to December 31, 2003 and January 1, 2003 to December 9, 2003, and Notes to Consolidated Financial Statements.

99.2
Condensed Consolidated Balance Sheet of Michigan Transco Holdings, Limited Partnership as of September 30, 2006 (unaudited) and the related Consolidated Statements of Income and Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 (unaudited).

99.3
Unaudited pro forma condensed consolidated statement of financial position as of September 30, 2006 of ITC Holdings Corp. and the unaudited pro forma condensed consolidated statements of operations of ITC Holdings Corp. for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

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